UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 11, 2022

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MINING GLOBAL, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-53556	74-3249571
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 S Australian Ave #600 West Palm Beach FL 33401

(Address of Principal Executive Offices) (Zip Code)

(954) 837-6833

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

1.	The Board accepts the resignation of Tom Ilic from all positions,

2.	The board accepts appointment of Irina Veselinovic on the position of an Interim COO.

3.	The board accepts appointment of Alex Sentic on the position of the interim CEO of MNGG.

4.	Mining Global, Inc. issued Preferred B shares to the Small Cap Compliance, LLC as the majority block. These shares in a private off the market transaction were purchased by the MNGG Chairman Zoran Cvetojevic

5.	Zoran Cvetojevic is appointed as the Chairmen of the board and the preferred shareholder of the company.

6.	In concert with the acquisition of the preferred shares Zoran Cvetojevic has made to MNGG up to $250,000 in cash available for MNGG to recapitalize be liquid and resume meaningful operations via contemplated merger with Cash Next.Com

7.	The board has voted unanimously to do a name change from American Rolling Company, Inc. back to the company's original name Mining Global, Inc.

8.	The board has passed the resolution that the company will commence or resume it's filings of all future material events with OTC markets effective immediately.

9.	The board has passed the resolution that the company conduct a thorough all forensic review of all debts on the company’s books. As of today's date the only debt shown on the company records is Emry Capital for $356,000.

10.	The company board has passed a resolution that the company shall complete the OTC adequate disclosure documents and remain company with OTC in its periodic required filings.

11.	The company board passed a resolution that the interim management continues its merger discussions with Cash Next. Com a carbon exchange mining company and or other qualified candidates to complete its previously announced merger.

Item 9.01 Financial Statements and Exhibits

Exhibits:

99.1 - Board Resolution

99.2 - Board Resolution Appointing Officers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MINING GLOBAL, INC.

By	/s/ Zoran Cvetojevic
Name: Zoran Cvetojevic Title: President

Date:  July 25, 2022

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